SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

FITLIFE BRANDS, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	000-52369	20-3464383
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4509 143rd Street, Suite 1, Omaha, Nebraska 68137
(Address of principal executive offices)

(402) 333-5260
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

FitLife Brands, Inc. (the “Company”) today issued a press release announcing its financial results for the quarter ended March 31, 2015, released pre-recorded comments regarding the earnings release from John Wilson, the Company’s Chief Executive Officer, and Michael Abrams, the Company’s Chief Financial Officer, and released a presentation on the Company’s financial results for the quarter. A copy of the press release, a transcript of Messrs. Wilson and Abrams’ recorded comments and the presentation materials are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 7.01 Regulation FD Disclosure

See Item 2.02.

Item 9.01 Financial Statements and Exhibits

See Exhibit Index.

Disclaimer

In accordance with General Instruction B.2 for Form 8-K, the information in this Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITLIFE BRANDS, INC.

Date: May 14, 2015	By:	/s/ Michael Abrams
Michael Abrams
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 14, 2015.
99.2	Script of Recorded Comments on Earnings Release for the Quarter Ended March 31, 2015, dated May 14, 2015.
99.3	Earnings Release Presentation, released May 14, 2015.